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GuideStone Funds

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GUIDESTONE FUNDS

MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Flexible Income Fund, Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund, Global Natural Resources Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

December 16, 2016

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to each above-listed series (each a “Fund” and collectively, the “Funds”) of GuideStone Funds (the “Trust”). GuideStone Financial Resources of the Southern Baptist Convention, the majority shareholder of the Trust, has approved the election of Christopher W. Kersey, MD, MBA as trustee to the Board of Trustees of the Trust.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones
President

GUIDESTONE FUNDS

MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Flexible Income Fund, Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund, Global Natural Resources Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at www.GuideStoneFunds.com/Disclosures

December 16, 2016

This document is an Information Statement for shareholders of each above-listed series (each a “Fund” and collectively, the “Funds”) of GuideStone Funds (the “Trust”). GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498. The Funds’ principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent and administration and fund accounting agent to the Funds and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about December 16, 2016, to the shareholders of record of each Fund as of November 30, 2016 (the “Record Date”).

As disclosed in the Funds’ prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) will, at all times, directly or indirectly control the vote of at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources, which is the parent company of the Adviser, will control the vote on any matter that requires the approval of a majority of the outstanding shares of the Trust. Currently, GuideStone Financial Resources controls a majority voting block of shares for each Fund. This means that GuideStone Financial Resources will also control the vote on any matter that requires shareholder approval for each Fund. In lieu of a shareholder meeting, the Trust has obtained the written consent of GuideStone Financial Resources, which is the majority shareholder of the Trust, to elect Christopher W. Kersey, MD, MBA to the Board of Trustees (the “Board”)

effective January 18, 2017. Therefore, in accordance with the Trust’s governing documents, the election of Dr. Kersey will have been approved on behalf of the shareholders. This Information Statement is provided to you solely for informational purposes.

This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to our website at www.GuideStoneFunds.com.

Appendix A of this Information Statement lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Funds, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds as of the Record Date.

All Funds: Election of Trustee to the Board of Trustees

A. Overview

GuideStone Financial Resources, as majority shareholder of the Trust, has elected Christopher W. Kersey, MD, MBA to the Trust’s Board, effective January 18, 2017. The Declaration of Trust provides that Dr. Kersey will hold office until his resignation, removal or mandatory retirement.

Dr. Kersey was nominated on November 3, 2016, by the Nominating Committee of the Board and by the Board to become a Trustee who is not an “interested person” of the Trust (an “Independent Trustee”) as that term is defined within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “1940 Act”). Dr. Kersey’s nomination was recommended by GuideStone Financial Resources.

B. Information Regarding the Board of Trustees

The operations of each Fund are under the supervision of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Upon effectiveness of the election of Dr. Kersey, the Board will be comprised of nine individuals: Thomas G. Evans and James W. Hixson, each of whom is an “interested person” of the Trust as that term is defined in the 1940 Act, and William Craig George, Barry D. Hartis, Grady R. Hazel, Christopher W. Kersey, MD, MBA, Joseph A. Mack, Franklin R. Morgan and Kyle L. Tucker, each of whom is an Independent Trustee. Mr. George serves as Chairman of the Board. During the fiscal year ended December 31, 2015, the Board held six meetings. All of these Trustees who served as such during the entirety of the previous fiscal year attended more than 75% of the Board meetings held during that period. Unlike public operating companies, mutual funds do not typically hold annual shareholder meetings. Accordingly, the Trust does not have a policy pertaining to attendance at annual shareholder meetings by members of the Board.

The Trustees (including Dr. Kersey) of the Trust, their ages, business addresses and principal occupations and directorships during the past five years are set forth in the following table.

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES
William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2004	Senior Credit Officer, NewBridge Bank, 2014 - present; Chief Credit Officer, CapStone Bank, 2011 - 2014 (bank acquired by NewBridge Bank); Executive Vice President/Regional Credit Officer, SunTrust Bank, 1995 - 2011.	27	None
Barry D. Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2014	Certified Public Accountant, 1987 - present; Client Services and Firm Development, Haynes Strand and Company, PLLC, 2005 - 2010.	27	GuideStone Financial Resources – Board of Trustees Member, 2004 - 2012; GuideStone Funds – Board of Trustees, Interested Trustee, 2005 - 2012.
Grady R. Hazel (1947) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2011	Chief Financial Officer – The Dunham School, 2016 - present; Certified Public Accountant, 2015 - present; G400 Relations Manager, American Institute of Certified Public Accountants, 2012 - 2015; Executive Director, Society of Louisiana CPAs, 1995 - 2012.	27	Neighbors Federal Credit Union – Chairman of the Board; Stonetrust Commercial Insurance Company – Board of Directors Member and Chairman of Audit Committee.
Christopher W. Kersey, MD, MBA (1969) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2017	Managing Member and Partner, Camden Partners Holdings, LLC, 2008 - present.	27	Essence Group Holdings Corporation – Board of Directors Member; IPG – Board of Directors Member; Metabolon – Board of Directors Member; Paragon Bioservices – Board of Directors Member; PatientSafe Solutions – Board of Directors Member; Johns Hopkins Medicine International – Chairman of the Board, 2011 - present; Johns Hopkins Medicine – Board of Trustees Member, 2010 - present; The Johns Hopkins Hospital – Board of Trustees Member, 2010 - present; The Johns Hopkins Hospital Endowment Fund – Board of Directors Member, 2010 - present; The Johns Hopkins Carey Business School – Member of the Health Care Advisory Board of Directors, 2012 - present.
Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2002	Independent Consultant, 2010 - present; Retired – Director, Office of Public Policy, South Carolina Baptist Convention, 1999 - 2011.	27	None
Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 - 2003.	27	None
Kyle L. Tucker (1981) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2013	Vice President and Financial Advisor – CAPTRUST Financial Advisors, 2006 - present.	27	Fellowship of Christian Athletes (NC) Triangle Board, 2012 - 2015; Wake County Parks and Open Spaces Board 2012 - present; NC Values Coalition Board, 2015 - present.
INTERESTED TRUSTEES[2,3]
Thomas G. Evans (1961) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2012	Owner, Encompass Financial Services, Inc., 1985 - present; Manager, Private Partners Opportunity Fund, LLC, 2011 - present.	27

GuideStone Financial Resources – Board of Trustees Member, June 2010 - present; Baptist Foundation of Oklahoma, Board of Directors Member and Chairman, 2004 - present; Pioneer Spirit Foundation – Board of Trustees Member, 1993 - present; GuideStone Capital Management, Board of Directors Member, July 2011 - July 2012

Cherokee Strip Foundation – Board of Trustees Member, 2013 - present; Enid Regional Development Alliance – Board of Trustees Member, 2010 - present; Leadership Oklahoma – Board of Trustees Member.

James W. Hixson (1931) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2010	Retired	27	GuideStone Financial Resources – Board of Trustees Member, June 2008 - present; GuideStone Advisors – Board of Directors Member, July 2008 – present; GuideStone Financial Services – Board of Directors Member, July 2008 – present

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years

OFFICERS WHO ARE NOT TRUSTEES[4]
Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Compliance Officer and AML Officer	Since 2009	Director of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, June 2009 - present; Manager of Broker/Dealer and RIA Compliance, GuideStone Financial Resources, 2008 - May 2009.	N/A	N/A
Melanie Childers (1971) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President – Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 - present; Director, Funds Administration and Operations, GuideStone Financial Resources, 2009 - 2014.	N/A	N/A
John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1498 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 - present.	N/A	N/A
Harold R. Loftin, Jr. (1959) 2401 Cedar Springs Road Dallas, TX 75201-1498 Chief Legal Officer and Secretary	Since 2015	Vice President, General Counsel and Secretary, GuideStone Financial Resources, 2014 - present; Associate Counsel Fiduciary and Corporate Services, GuideStone Financial Resources, 2013 - 2014; Counsel, Denton, 2011 - 2013; Trial Attorney, U.S. Securities and Exchange Commission, 2000 - 2011.	N/A	N/A
Patrick Pattison (1974) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 - present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 - 2015.	N/A	N/A
Matt L. Peden (1967) 2401 Cedar Springs Road Dallas, TX 75201-1498 Vice President and Investment Officer	Since 2001	Vice President and Chief Investment Officer, GuideStone Financial Resources, 2015 - present; Director of Portfolio Management, GuideStone Financial Resources, 2010 - 2015.	N/A	N/A
(1)

Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the board of trustees of GuideStone Financial Resources. All Trustees must retire after reaching the age of seventy-seven years or after achieving ten years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.

(2)

The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

(3)	Messrs. Evans and Hixson are “interested persons” of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources.
(4)	The officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

In addition to the information set forth in the trustees and officers table and other relevant qualification, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee (including Dr. Kersey):

William Craig George. Mr. George has been the Chairman of the Board of Trustees of the Trust since January 2015 and a member of the Board of Trustees since September 2004. He has been employed with NewBridge Bank (previously, CapStone Bank) since 2011 and currently serves as the Senior Credit Officer. In his role with NewBridge Bank, Mr. George underwrites and approves loans. Additionally, he oversees bank loan policy and bank lending compliance. He was previously employed with SunTrust Bank as an Executive Vice President/Regional Credit Officer. He has served on the board of the Pregnancy Life Care Center of Raleigh and on the Allocations Committee of Triangle United Way. Mr. George holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.

Thomas G. Evans. Mr. Evans is Owner of Encompass Financial Services, Inc. and Custom Land Management, LLC. He is also a Manager for Private Partners Opportunity Fund, LLC. He is currently Chairman of the Board of Directors for the Baptist Foundation of Oklahoma and a member of the Board of Trustees of the Pioneer Spirit Foundation. Mr. Evans holds a Bachelor of Science degree in Business Administration from Northwestern Oklahoma State University and Master of Business Administration degree from Marylhurst University. Mr. Evans was previously a member of the Board of Directors of GuideStone Capital Management and currently serves on the Board of Trustees of GuideStone Financial Resources.

Barry D. Hartis. Mr. Hartis is currently self-employed as a CPA. Previously, he served as a CPA with Haynes Strand and Company, PLLC. Mr. Hartis was the Vice President, Eastern Region of the North Carolina Baptist Men’s Association. He is a former member of the Board of Directors of the North Carolina Association of CPAs and a member of the American Institute of CPAs. Mr. Hartis has served as the Vice President for Business and Finance with Gardner-Webb University, the Vice President for Administrative Services with the College of the Albemarle and the Vice President for Business and Finance with Greensboro College. Mr. Hartis holds a Bachelor of Science degree in Accounting from the University of North Carolina at Charlotte and also holds a Certificate of Completion from the College Business Management Institute, the University of Kentucky.

Grady R. Hazel. Mr. Hazel serves as Chief Financial Officer at The Dunham School and is self-employed as a CPA. Previously, he served as a G400 Relations Manager for the American Institute of Certified Public Accountants, where he acted as a liaison to CPA firms that have 101 to 400 CPAs. Prior to that role, he was employed by the Society of Louisiana CPAs as an Executive Director. He is currently a member of the Board of Directors of Neighbors Federal Credit Union and serves as Chairman of the Audit Committee. In addition, he has served on the board of Stonetrust Commercial Insurance Company, where he was also a member of the Audit Committee. Mr. Hazel is a CPA and a Chartered Global Management Accountant (CGMA). Mr. Hazel holds a Bachelor of Science degree and a Master of Business Administration degree both from Louisiana State University.

James W. Hixson. Mr. Hixson is a former school administrator with Bath Community Schools in Bath, Michigan, where he served for 23 years in various positions, including middle school principal and superintendent. Throughout the years, he has also been active in the Bath community through membership and officer positions of civic and service organizations. He is a past board member of the Central Baptist Association and the Michigan Southern Baptist Foundation. Mr. Hixson holds a Bachelor of Arts degree from Tennessee Temple College, a Bachelor of Divinity degree from Central Baptist Theological Seminary, a Master of Religious Education degree from Temple Baptist Theological Seminary and a Master of Arts degree and an Educational Specialist degree from Michigan State University. Mr. Hixson currently serves on the Boards of Trustees of GuideStone Financial Resources, GuideStone Advisors and GuideStone Financial Services.

Christopher W. Kersey, MD, MBA. Dr. Kersey is a Managing Member and Partner of Camden Partners Holdings, LLC, a growth equity and investment management fund. In this capacity, he focuses on private equity investments in the health care and business services industries. Dr. Kersey currently serves on multiple Johns Hopkins boards as well as serving on the boards of directors for several portfolio companies. Dr. Kersey holds a Bachelor of Arts degree in Human Biology from Stanford University, a Master of Business Administration degree in Finance from Harvard Business School and a Doctor of Medicine degree from Emory University School of Medicine.

Joseph A. Mack. Mr. Mack served as the Chairman of the Board of Trustees of the Trust from June 2005 until January 2015 and has been a member of the Board of Trustees since March 2002. He currently serves as an independent consultant and is the former Director of Office of Public Policy of the South Carolina Baptist Convention, where he served for 12 years. Prior to that role, he served the state of South Carolina as the Deputy Director of the state’s Retirement System, Deputy Director of the Division of Human Management and Deputy Executive Director of the Budget and Control Board. Mr. Mack has also served on several foundations and committees. He received a Bachelor of Science in Business Administration from Florida State University.

Franklin R. Morgan. Mr. Morgan is a former Senior Vice President/Director with Prudential Securities. He served with Prudential Securities and predecessor firms for 41 years, and his final position with the firm was as Senior Vice President, Director of International Administration. Mr. Morgan’s main responsibilities were high level administrative management of 27 branches and support functions in 20 different countries. He was also responsible for business quality-compliance for the firm. Mr. Morgan held numerous securities licenses and was an arbitrator with the NASD (FINRA) as well as a past panel member of the New York Stock Exchange Disciplinary Board.

Kyle L. Tucker. Mr. Tucker currently serves as Vice President and Financial Advisor at CAPTRUST Financial Advisors. In this capacity, he provides advice to retirement plans and personal investment accounts such as designing and implementing customized financial plans, developing investment models and selecting and monitoring of mutual funds and investment managers. Mr. Tucker holds a Bachelor of Science degree in Business Management from North Carolina State University. In addition, he is a CERTIFIED FINANCIAL PLANNERTM (CFP®) and holds the Series 6, 7 and 66 securities registrations.

Board Role in Risk Oversight

The Board’s role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. Examples of prominent risks include investment risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Adviser’s chief investment officer (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board interacts with and receives reports from the Trust’s chief compliance officer, and in connection with each scheduled meeting, the Trust’s Independent Trustees meet separately from the Adviser and Trust management, with the Trust’s chief compliance officer and independent legal counsel, on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Leadership Structure

The Chairman of the Board is an Independent Trustee and holds no management position with the Trust or its Adviser, sub-advisers or service providers. The Board has determined that its leadership structure, in which the Chairman of the Board is an Independent Trustee, along with the Board’s majority of Independent Trustees, is appropriate in light of the services provided to the Trust and provides the best protection against conflict of interests with the Trust’s Adviser and service providers.

Information About Each Trustee’s Qualifications, Experience, Attributes or Skills

GuideStone Financial Resources primarily provides financial products and services to persons and organizations associated with the Southern Baptist Convention. In accordance with the Trust’s organizational documents, all Trustees must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention as defined in the Southern Baptist Convention Constitution and interested Trustees must also be members of the Board of Trustees of GuideStone Financial Resources. All Trustees serve without compensation except for reimbursement of expenses in attending meetings. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting, banking, brokerage, finance or ministry); public service or academic positions; experience from service as a board member (including the Board of the Trust); senior level positions in Southern Baptist Convention member organizations such as churches or hospitals; or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, as well as other life experiences. In identifying and evaluating nominees for the Board, the Nominating Committee also considers how each nominee would affect the composition of the Board. In seeking out and evaluating nominees, each candidate’s background is considered in light of existing board membership. The ultimate goal is a board consisting of trustees with a diversity of relevant individualized expertise. In addition to providing for Board synergy, this diversity of expertise allows Trustees to provide insight and leadership within the Board’s committee structure.

While the Board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for Trustee. The Board generally considers the manner in which each Trustee’s professional experience, background, skills and other individual attributes (such as involvement in Southern Baptist and other evangelical missions and ministries) will contribute to the effectiveness of the Board.

Committees

Currently, the Board has an Audit Committee, a Compliance and Risk Committee, an Investment Management Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Mack, George, Hartis, Hazel, Morgan and Tucker and Dr. Kersey (upon commencement of his service on the Board). Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements, which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2015, there were four meetings of the Audit Committee.

Compliance and Risk Committee. The Board has a Compliance and Risk Committee comprised of Messrs. Evans, Hartis and Morgan, the majority of whom are Independent Trustees. Pursuant to its charter, the Compliance and Risk Committee has the responsibility, among other things, to (1) oversee generally the management of the Trust’s operational, information security, compliance, regulatory, strategic, reputational and other risks; (2) oversee generally matters relating to the Trust’s compliance controls and related policies and procedures; and (3) act as a liaison between the chief compliance officer of the Trust and the full Board when necessary and appropriate. The Compliance and Risk Committee was established in February 2015. During the fiscal year ended December 31, 2015, there were three meetings of the Compliance and Risk Committee.

Investment Management Committee. The Board has an Investment Management Committee comprised of only Independent Trustees, Messrs. George, Hazel and Tucker. Pursuant to its charter, the Investment Management Committee has the responsibility, among other things, to (1) review information in consideration of investment advisory and sub-advisory agreements; (2) make recommendations to the Board regarding the initial approval, reapproval or termination of investment advisory or sub-advisory agreements; (3) monitor sub-advisers to identify those that may require review by the Trust’s management or further discussion or review by the Board; and (4) serve as a liaison between the Trust’s management and the Board involving changes in Fund investment objectives and strategies, changes at the Adviser or sub-advisers and other material developments related to the investment management of the Funds that may warrant Board consideration. During the fiscal year ended December 31, 2015, there were four meetings of the Investment Management Committee.

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Mack, George, Hartis, Hazel, Morgan and Tucker and Dr. Kersey (upon commencement of his service on the Board). The Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board of Trustees or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2015, there was one meeting of the Nominating Committee.

In proposing a nominee, the Nominating Committee considers certain factors, including but not limited to, the general knowledge, background and experience of the nominee. Specifically, the Nominating Committee considers whether the nominee possesses a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also considers the extent to which a candidate possesses sufficiently diverse skill sets and characteristics that would contribute to the Board’s overall effectiveness. In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of the Trust. Shareholders can submit recommendations in writing to the attention of Harold R. Loftin, Jr., Chief Legal Officer and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498.

Security and Other Interests

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee (including Dr. Kersey) in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him), as of November 30, 2016.

Name of Trustee	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies

INTERESTED TRUSTEES
Thomas G. Evans	Over $100,000 in the MyDestination 2025 Fund	Over $100,000
James W. Hixson	NONE	NONE
INDEPENDENT TRUSTEES
William Craig George	NONE	NONE
Barry D. Hartis	NONE	NONE
Grady R. Hazel	NONE	NONE
Christopher W. Kersey	NONE	NONE
Joseph A. Mack	$50,001-$100,000 in the Low-Duration Bond Fund $10,001-$50,000 in the Medium-Duration Bond Fund $10,001-$50,000 in the Inflation Protected Bond Fund	Over $100,000
Franklin R. Morgan	NONE	NONE
Kyle L. Tucker	$1-$10,000 in the Growth Allocation Fund $1-$10,000 in the Aggressive Allocation Fund	$1-$10,000

As a group, the Trustees and officers of the Trust owned less than 1% of each class of a Fund, as of the Record Date.

As of November 30, 2016, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Adviser, sub-advisers or underwriter, or in any person directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or underwriter.

Compensation

The Trust pays no compensation to the Trustees. The Trust reimburses Trustees for any expenses incurred in attending meetings. The Trust does not compensate the Funds’ officers for the services they provide to the Funds.

Other Information

Mr. Mack is a beneficiary of the 403(b)(9) Plan of the South Carolina Baptist Convention sponsored by GuideStone Financial Resources.

Portfolio Transactions.  To the extent permitted by law and in accordance with procedures established by the Board, the Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Funds’ sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Funds’ sub-advisers. For the fiscal year ended December 31, 2015, the Funds did not engage in any affiliated brokerage transactions.

Shareholder Communications.  The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Harold R. Loftin, Jr., Chief Legal Officer and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household.  If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498 or by calling 1-888-GS-FUNDS (1-888-473-8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Harold R. Loftin, Jr.
Chief Legal Officer and Secretary

December 16, 2016

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF NOVEMBER 30, 2016

Fund	Institutional Class	Investor Class

MyDestination 2005 Fund	N/A	10,772,086.705

MyDestination 2015 Fund	N/A	54,075,906.006

MyDestination 2025 Fund	N/A	87,929,830.836

MyDestination 2035 Fund	N/A	51,917,397.117

MyDestination 2045 Fund	N/A	40,590,569.928

MyDestination 2055 Fund	N/A	4,994,748.987

Conservative Allocation Fund	6,745,482.863	27,583,252.995

Balanced Allocation Fund	28,459,180.117	101,585,112.632

Growth Allocation Fund	21,259,708.213	72,861,236.246

Aggressive Allocation Fund	14,591,584.816	62,624,839.878

Money Market Fund	245,660,197.280	1,081,650,250.010

Low-Duration Bond Fund	43,557,043.722	21,004,961.603

Medium-Duration Bond Fund	54,167,204.364	15,022,026.292

Extended-Duration Bond Fund	6,523,982.145	6,940,136.813

Inflation Protected Bond Fund	19,086,314.563	7,892,430.534

Global Bond Fund	33,741,068.340	9,063,802.347

Flexible Income Fund	N/A	15,901,498.109

Defensive Market Strategies Fund	44,082,190.716	21,942,288.865

Equity Index Fund	14,258,341.103	15,152,693.463

Real Estate Securities Fund	12,657,943.319	10,543,429.363

Value Equity Fund	43,321,612.647	16,930,399.125

Growth Equity Fund	41,100,125.797	19,921,484.966

Small Cap Equity Fund	15,155,072.227	14,619,208.902

International Equity Index Fund	14,255,700.739	N/A

International Equity Fund	74,713,067.532	19,511,050.486

Emerging Markets Equity Fund	34,706,349.608	5,319,142.399

Global Natural Resources Equity Fund	N/A	30,386,593.795

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2016 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2005 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	5,203,834.049	48%
MyDestination 2005 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,804,170.389	26%
MyDestination 2005 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,134,052.067	11%
MyDestination 2015 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	26,395,618.387	49%
MyDestination 2015 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	15,264,061.134	28%
MyDestination 2015 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	7,335,232.871	14%
MyDestination 2025 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	44,247,187.660	50%
MyDestination 2025 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	27,709,521.216	32%
MyDestination 2025 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	9,153,055.317	10%
MyDestination 2035 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	24,821,246.156	48%
MyDestination 2035 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	17,842,961.716	34%
MyDestination 2035 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	5,700,374.464	11%
MyDestination 2045 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	17,611,344.622	43%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2016 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2045 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	16,170,100.418	40%
MyDestination 2045 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,087,996.490	10%
MyDestination 2055 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,269,090.622	45%
MyDestination 2055 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,850,069.124	37%
MyDestination 2055 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	564,726.386	11%
Conservative Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	14,110,658.711	51%
Conservative Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	7,784,256.476	28%
Balanced Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	63,437,006.123	62%
Balanced Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	25,601,352.758	25%
Growth Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	45,752,309.685	63%
Growth Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	19,388,875.847	27%
Growth Allocation Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	3,752,348.144	5%
Aggressive Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	42,527,191.668	68%
Aggressive Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	13,847,770.351	22%
Money Market Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	249,811,960.020	23%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2016 (Percentage of shares owned rounded to the nearest whole percentage)
Money Market Fund Investor Class	GuideStone Funds Medium-Duration Bond Fund PO Box 2190 Dallas, TX 75221-2190	87,878,165.660	8%
Money Market Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	87,468,639.420	8%
Money Market Fund Investor Class	GuideStone Financial Resources Capital Preservation Fund PO Box 2190 Dallas, TX 75221-2190	73,769,417.230	7%
Money Market Fund Investor Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas, TX 75221-2190	73,368,447.170	7%
Low-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	8,319,553.714	40%
Low-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,661,244.064	22%
Low-Duration Bond Fund Investor Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 2190 Dallas, TX 75221-2190	2,507,681.827	12%
Low-Duration Bond Fund Investor Class	GuideStone Financial Resources Operating Services PO Box 2190 Dallas, TX 75221-2190	1,720,860.493	8%
Medium-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	7,836,797.397	52%
Medium-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,104,049.323	27%
Extended-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,133,122.961	60%
Extended-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,806,180.676	26%
Inflation Protected Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,150,998.248	53%
Inflation Protected Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,485,701.546	31%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2016 (Percentage of shares owned rounded to the nearest whole percentage)
Global Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	3,446,522.984	38%
Global Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,855,594.941	20%
Global Bond Fund Investor Class	GuideStone Financial Resources Operating Services PO Box 2190 Dallas, TX 75221-2190	1,309,296.125	14%
Global Bond Fund Investor Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 2190 Dallas, TX 75221-2190	691,354.122	8%
Flexible Income Fund Investor Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,646,595.068	29%
Flexible Income Fund Investor Class	GuideStone Funds Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	1,944,277.896	12%
Flexible Income Fund Investor Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	1,896,728.302	12%
Flexible Income Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,733,871.033	11%
Flexible Income Fund Investor Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	1,712,185.435	11%
Flexible Income Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,330,525.080	8%
Defensive Market Strategies Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	9,207,465.932	42%
Defensive Market Strategies Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	5,296,728.747	24%
Defensive Market Strategies Fund Investor Class	National Financial Services LLC FBO Customer Accounts 499 Washington Blvd Jersey City, NJ 07310-2010	3,396,958.117	15%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2016 (Percentage of shares owned rounded to the nearest whole percentage)
Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	8,150,748.385	54%
Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,352,279.076	29%
Real Estate Securities Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	5,983,441.078	57%
Real Estate Securities Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,889,815.579	27%
Value Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	9,495,600.595	56%
Value Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,675,050.998	28%
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	12,017,116.974	60%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	5,518,737.112	28%
Small Cap Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	8,882,259.967	61%
Small Cap Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,140,413.608	28%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	10,420,754.933	53%
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	5,339,717.827	27%
Emerging Markets Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	2,263,978.715	43%
Emerging Markets Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,464,967.395	28%
Emerging Markets Equity Fund Investor Class	LPL Financial FBO Customer Accounts PO Box 509046 San Diego, CA 92150-9046	537,220.838	10%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2016 (Percentage of shares owned rounded to the nearest whole percentage)
Emerging Markets Equity Fund Investor Class	GuideStone Financial Resources Protection Benefit Plan PO Box 2190 Dallas, TX 75221-2190	309,138.525	6%
Global Natural Resources Equity Fund Investor Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	6,351,593.757	21%
Global Natural Resources Equity Fund Investor Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,905,991.168	16%
Global Natural Resources Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,195,006.932	14%
Global Natural Resources Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,977,866.502	10%
Global Natural Resources Equity Fund Investor Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	2,742,577.792	9%
Global Natural Resources Equity Fund Investor Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	2,186,489.679	7%
Global Natural Resources Equity Fund Investor Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	1,602,968.598	5%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	5,453,747.689	81%
Conservative Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	630,341.369	9%
Conservative Allocation Fund Institutional Class	Puget Sound Baptist Association PO Box 3089 Federal Way, WA 98063-3089	367,768.649	5%
Balanced Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	19,992,633.635	70%
Balanced Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,242,271.078	15%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2016 (Percentage of shares owned rounded to the nearest whole percentage)
Balanced Allocation Fund Institutional Class	GuideStone Financial Resources Employer Asset Plan PO Box 2190 Dallas, TX 75221-2190	3,032,270.469	11%
Growth Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	18,498,425.302	87%
Growth Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,973,045.774	9%
Aggressive Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	12,331,891.278	85%
Aggressive Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,865,101.635	13%
Money Market Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	80,903,249.350	33%
Money Market Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	29,193,520.740	12%
Money Market Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	22,988,544.370	9%
Money Market Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	18,090,214.580	7%
Money Market Fund Institutional Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	17,086,032.310	7%
Money Market Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	15,821,136.030	6%
Low-Duration Bond Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	13,294,579.529	31%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2016 (Percentage of shares owned rounded to the nearest whole percentage)
Low-Duration Bond Fund Institutional Class	GuideStone Funds Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	11,551,863.230	27%
Low-Duration Bond Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	5,892,811.586	14%
Low-Duration Bond Fund Institutional Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	4,236,148.882	10%
Low-Duration Bond Fund Institutional Class	GuideStone Funds MyDestination 2005 Fund PO Box 2190 Dallas, TX 75221-2190	3,283,294.644	8%
Medium-Duration Bond Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	16,005,948.017	30%
Medium-Duration Bond Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	10,568,826.181	20%
Medium-Duration Bond Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	7,075,845.962	13%
Medium-Duration Bond Fund Institutional Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	6,426,007.775	12%
Medium-Duration Bond Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	4,737,095.633	9%
Medium-Duration Bond Fund Institutional Class	GuideStone Funds Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,758,309.478	5%
Extended-Duration Bond Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,386,311.810	52%
Extended-Duration Bond Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	1,506,995.069	23%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2016 (Percentage of shares owned rounded to the nearest whole percentage)
Extended-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,279,898.831	20%
Inflation Protected Bond Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	8,283,610.815	43%
Inflation Protected Bond Fund Institutional Class	GuideStone Funds Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,577,876.189	19%
Inflation Protected Bond Fund Institutional Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	3,180,452.496	17%
Inflation Protected Bond Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	1,807,664.624	9%
Inflation Protected Bond Fund Institutional Class	GuideStone Funds MyDestination 2005 Fund PO Box 2190 Dallas, TX 75221-2190	1,036,892.271	5%
Global Bond Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	12,086,471.823	36%
Global Bond Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	5,371,844.478	16%
Global Bond Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	4,319,892.684	13%
Global Bond Fund Institutional Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	3,785,611.280	11%
Global Bond Fund Institutional Class	GuideStone Financial Resources Operating Reserves PO Box 2190 Dallas, TX 75221-2190	2,490,600.967	7%
Global Bond Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	1,823,323.744	5%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2016 (Percentage of shares owned rounded to the nearest whole percentage)
Defensive Market Strategies Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	12,023,818.440	27%
Defensive Market Strategies Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	9,671,210.543	22%
Defensive Market Strategies Fund Institutional Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	7,351,204.218	17%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Operating Reserves PO Box 2190 Dallas, TX 75221-2190	3,756,822.536	9%
Defensive Market Strategies Fund Institutional Class	GuideStone Funds Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,795,600.184	6%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas, TX 75221-2190	2,574,644.412	6%
Equity Index Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	2,860,198.157	20%
Equity Index Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	2,592,428.386	18%
Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,373,664.495	17%
Equity Index Fund Institutional Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	2,233,463.357	16%
Equity Index Fund Institutional Class	Wells Fargo Bank NA FBO Campus Crusade for Christ International PO Box 1533 Minneapolis, MN 55480-1533	1,315,275.791	9%
Equity Index Fund Institutional Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	1,215,013.046	9%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2016 (Percentage of shares owned rounded to the nearest whole percentage)
Real Estate Securities Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,939,224.542	31%
Real Estate Securities Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,704,749.461	29%
Real Estate Securities Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,183,358.295	9%
Real Estate Securities Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	1,019,140.888	8%
Real Estate Securities Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	784,381.620	6%
Value Equity Fund Institutional Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	11,241,254.551	26%
Value Equity Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	9,591,339.832	22%
Value Equity Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	7,028,525.845	16%
Value Equity Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	3,432,489.018	8%
Value Equity Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	3,069,038.935	7%
Value Equity Fund Institutional Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	2,689,646.593	6%
Growth Equity Fund Institutional Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	10,470,157.469	25%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2016 (Percentage of shares owned rounded to the nearest whole percentage)
Growth Equity Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	8,833,945.370	21%
Growth Equity Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	6,382,680.444	16%
Growth Equity Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	3,179,200.258	8%
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,974,757.207	7%
Growth Equity Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	2,843,553.081	7%
Growth Equity Fund Institutional Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	2,460,404.684	6%
Small Cap Equity Fund Institutional Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,965,532.749	20%
Small Cap Equity Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,515,648.529	17%
Small Cap Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,000,398.720	13%
Small Cap Equity Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	1,848,140.280	12%
Small Cap Equity Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	1,467,280.538	10%
Small Cap Equity Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	1,309,123.312	9%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2016 (Percentage of shares owned rounded to the nearest whole percentage)
Small Cap Equity Fund Institutional Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	1,138,373.114	8%
International Equity Index Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	4,661,716.042	33%
International Equity Index Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	3,366,653.002	24%
International Equity Index Fund Institutional Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	2,820,633.749	20%
International Equity Index Fund Institutional Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	2,207,735.753	15%
International Equity Fund Institutional Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	20,000,986.105	27%
International Equity Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	16,928,289.160	23%
International Equity Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	12,275,080.653	16%
International Equity Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	6,337,101.456	8%
International Equity Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	4,525,739.632	6%
International Equity Fund Institutional Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	3,879,622.503	5%
Emerging Markets Equity Fund Institutional Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	8,462,291.453	24%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 30, 2016 (Percentage of shares owned rounded to the nearest whole percentage)
Emerging Markets Equity Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	7,118,943.152	21%
Emerging Markets Equity Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	5,270,053.498	15%
Emerging Markets Equity Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	4,140,235.119	12%
Emerging Markets Equity Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	3,170,109.026	9%
Emerging Markets Equity Fund Institutional Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	2,541,077.382	7%
Emerging Markets Equity Fund Institutional Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	1,971,951.148	6%